UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2014

TARGETED MEDICAL PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-53071	20-5863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2980 Beverly Glen Circle, Suite 301 Los Angeles, California	90077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 474-9809

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2014, Targeted Medical Pharma, Inc. (the “Company”) held its 2014 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 26,422,847 shares. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 15,375,121 shares. At the Annual Meeting, each of William E. Shell, M.D., David S. Silver, M.D., Kim Giffoni, Maurice J. DeWald, Thomas R. Wenkart, M.D., Kerry N. Weems and Paul F. Pelosi, Jr. were elected as directors to serve on the Company’s board of directors (“Board”) for a term of one year. Additionally, each of the other proposals raised at the Annual Meeting was approved.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: To elect seven directors out of the nine director nominees nominated by the Board to serve on the Board for a term of one year.

Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining
William E. Shell, M.D.	15,086,016	0	0
David S. Silver, M.D.	15,032,016	54,000	0
Kim Giffoni	15,041,016	0	45,000
Maurice J. DeWald	14,987,016	54,000	45,000
Donald J. Webster	1,089,741	13,996,275	0
Arthur R. Nemiroff	1,087,741	13,996,275	2,000
Thomas R. Wenkart, M.D.	15,081,016	5,000	0
Kerry N. Weems	15,082,516	2,000	1,500
Paul F. Pelosi, Jr.	15,080,516	4,000	1,500

Proposal 2: To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2014.

Shares Voted For	Shares Voted Against	Shares Abstaining
15,371,121	0	4,000

Proposal 3: To authorize and approve an amendment to the Company’s Amended and Restated 2011 Stock Incentive Plan to increase the number of shares of common stock that may be issued by 2,000,000 shares.

Shares Voted For	Shares Voted Against	Shares Abstaining
14,100,775	985,241	4,000

This Current Report on Form 8-K of the Company may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties, many of which are beyond the Company’s control. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2014

TARGETED MEDICAL PHARMA, INC.

By:	/s/ William E. Shell
Name:	William E. Shell, MD
Title:	Chief Executive Office